Note 16 - Financial instruments	12 Months Ended
Nov. 30, 2012
Financial Instruments Disclosure [Text Block]
16.           Financial instruments

(a)	Fair values

The Company follows ASC topic 820, “Fair Value Measurements and Disclosures” which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of ASC 820 apply to other accounting pronouncements that require or permit fair value measurements. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date; and establishes a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

Inputs refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. To increase consistency and comparability in fair value measurements and related disclosures, the fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The three levels of the hierarchy are defined as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instrument.

Level 3 inputs are unobservable inputs for asset or liabilities.

The categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Fair value of cash is measured based on Level 1 inputs and fair value of warrant liability is measured based on Level 2 inputs referred to in the three levels of the hierarchy noted above.

The carrying values of cash and cash equivalents, accounts receivable, and accounts payable, accrued liabilities, employee cost payable, capital lease obligations and due to related party loan approximates their fair values because of the short-term nature of these instruments.

(b)	Interest rate and credit risk

Interest rate risk is the risk that the value of a financial instrument might be adversely affected by a change in interest rates. The Company does not believe that the results of operations or cash flows would be affected to any significant degree by a sudden change in market interest rates, relative to interest rates on cash and cash equivalents, due to related parties and capital lease obligations due to the short-term nature of these balances.

Trade accounts receivable potentially subjects the Company to credit risk. The Company provides an allowance for doubtful accounts equal to the estimated losses expected to be incurred in the collection of accounts receivable.

The following table sets forth details of the cash and cash equivalents:

	November 30, 2012	November 30, 2011
	$	$

Cash	447,016	3,817,158
Bankers acceptance	50,000	999,930
(30 days maturity, interest 0.10%)
Total cash and cash equivalents	497,016	4,817,088

The following table sets forth details of the aged accounts receivable that are not overdue as well as an analysis of overdue amounts and the related allowance for doubtful accounts:

	November 30, 2012	November 30, 2011
	$	$

Total accounts receivable	2,778	3,383
Less allowance for doubtful accounts	-	-
Total accounts receivable, net	2,778	3,383

Not past due	2,778	1,122
Past due for more than 31 days but no more than 60 days	-	1,096
Past due for more than 61 days but no more than 90 days	-	1,165
Total accounts receivable, net	2,778	3,383

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of uncollateralized accounts receivable. The Company’s maximum exposure to credit risk is equal to the potential amount of financial assets. For the year ended November 30, 2012, one customer accounted for 100% of revenue of the Company and 100% of the accounts receivable of the Company. For the year ended November 30, 2011, two customers accounted for 98% and 2% of the revenue of the Company and 100% of accounts receivable of the Company. For the year ended November 30, 2010, one customer accounted for 100% of revenue of the Company and 100% of the accounts receivable of the Company.

The Company is also exposed to credit risk at period end from the carrying value of its cash. The Company manages this risk by maintaining bank accounts with a Canadian Chartered Bank. The Company’s cash is not subject to any external restrictions.

(c)	Foreign exchange risk

The Company has balances in Canadian dollars that give rise to exposure to foreign exchange (“FX”) risk relating to the impact of translating certain non-U.S. dollar balance sheet accounts as these statements are presented in U.S. dollars. A strengthening U.S. dollar will lead to a FX loss while a weakening U.S. dollar will lead to a FX gain. For each Canadian dollar balance of $1.0 million a +/- 10% movement in the Canadian currency held by the Company versus the US dollar would affect the Corporation’s loss and other comprehensive loss by $0.1 million.

Balances denominated in foreign currencies that are considered financial instruments are as follows:

		November 30, 2012		November 30, 2011
	Canadian	U.S	Canadian	U.S
FX rates used to translate to U.S.	0.9936		1.0203
	$	$	$	$

Assets
Cash	247,397	248,991	580,958	569,399
Investment tax credits	300,000	301,932	356,963	349,861
	547,397	550,923	937,921	919,260
Liabilities
Accounts payable	284,727	286,561	390,190	382,427
Accrued liabilities	106,621	107,308	334,493	327,838
Employee cost payable	189,383	190,603	264,588	259,324
Capital lease	51,194	51,524	44,263	43,382
Due to related party	778,701	783,716	772,496	757,126
	1,410,626	1,419,712	1,806,030	1,770,097
Net exposure	(863,229)	(868,789)	(868,109)	(850,837)

(d)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty raising liquid funds to meet commitments as they fall due. In meeting its liquidity requirements, the Company closely monitors its forecast cash requirements with expected cash drawdown.

The following are the contractual maturities of the undiscounted cash flows of financial liabilities as at November 30, 2012:

	Less than 3 months	3 to 6 months	6 to 9 months	9 months 1 year	Greater than 1 year
	$	$	$	$	$

Accounts payable	512,360	-	-	-	-
Accrued liabilities	224,797	-	-	-	-
Employee cost payable	663,222	-	-	-	-
Lease obligations	12,188	12,638	13,591	13,107	46,242
Due to related parties	783,717	-	-	-	-
	2,196,284	12,638	13,591	13,107	46,242